                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05620

                        The Zweig Total Return Fund, Inc.
               (Exact name of registrant as specified in charter)

                                900 Third Avenue
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

    Matthew A. Swendiman, Esq.          John R. Flores, Esq.
    Counsel & Chief Legal Officer for   Vice President,
    Litigation/Employment Registrant    Litigation/Employment Counsel
    Phoenix Life Insurance Company      Phoenix Life Insurance Company
    One American Row                    One American Row
    Hartford, CT 06102                  Hartford, CT 06102

                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-272-2700

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Vice President

Moshe Luchins
Vice President

Matthew A. Swendiman
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q4-04

      Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      December 31, 2004


                                    [GRAPHIC]

  PHOENIX
  INVESTMENT PARTNERS, LTD.

                                                               February 1, 2005


Dear Fellow ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Total Return Fund, Inc. for the quarter ended December 31, 2004. In it, Dr. Martin Zweig, president of Zweig Consulting LLC, sub-advisor to the Fund, presents his market overview and outlook, followed by portfolio manager Carlton Neel's report on changes to the portfolio during the quarter, including sector allocations and top holdings.

   For the quarter ended December 31, 2004, The Zweig Total Return Fund's net asset value increased 2.66%, including $0.140 in distributions paid during the quarter. During the same period, the Fund's benchmark, a composite index (62.5% Lehman Brothers Government/Credit Bond Index and 37.5% S&P 500(R) Index), returned 6.27%. The Fund's average overall exposure to the bond and equity markets was approximately 88% for the quarter.

   For the year ended December 31, 2004, the Fund's net asset value gained 6.07%, including total distributions paid during the year and the adjustment for the stock dividends. The Fund's average exposure to the bond and equity markets was approximately 88% for the year.

   As previously announced, the most recent distribution was $0.047, payable January 10, 2005 to shareholders of record on December 31, 2004. Including this distribution, the Fund's total payout since inception is $12.810.

   For more information on The Zweig Total Return Fund including current performance and monthly portfolio updates, please visit the "In-dividual Investors" section of our Web site, PhoenixInvestments.com.

   As always, we welcome your comments and feedback.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on December 31, 2004 was 61%, with average duration (a measure of sensitivity to interest rates) of 4.3 years. This compares with our bond exposure of 51%, with average duration of 4.8 years, at the end of the third quarter. If we were fully invested, 62.5% of our portfolio would be in bonds, and 37.5% in stocks. Consequently, with 61% in bonds, we are at about 97.6% of a full position (61%/62.5%).

   Although the Federal Reserve (the "Fed") raised rates from 1% to 2.25% during the second half of 2004, the Lehman Brothers Treasury Bond Index returned a respectable 3.74% during those six months. Early in the year the bond market was subjected to the uncertainty of how much the Fed would tighten rates and how that would affect bond yields in the future. However, once that trying period in late March through early April had passed, bonds across the maturity spectrum traded in a relatively orderly fashion. (A detailed analysis of the Fed's actions and concerns appears in the equity comments that follow.)

   Last year began with fairly robust gross domestic product (GDP) activity, but with little or no job growth or inflation. The early months were kind to bond investors as economic data pointed to a "jobless recovery" and many investors used Treasuries as a safe haven against the lackluster stock market. The surprisingly strong payroll data in early April led to a strong sell-off in bonds as yields on the 10-year Treasury notes soared to nearly 4.9% by May.

   Ultimately, the punishing Spring for bonds proved to be panic selling. Ironically, it was the much higher-than-expected oil prices, normally considered "inflationary" and bad for bond investors, that calmed fears, triggering the belief that higher energy prices would slow the economy and thus mitigate the need for aggressive Fed tightening of interest rates. As the year progressed, the consistently mediocre economic data, measured tightening by the Fed, and consistent buying by foreign central banks, all helped the Treasury bond move into positive returns for the year.

   The Fund made several modest changes in bond exposure over the course of the year, most of which worked out well. We were carrying a lower duration -- a measure of risk in the bond market -- during the horrible spring period, but added to positions in the early summer, just as the bond market began a late summer rally.

   Generally, it appears that bonds are trading in a fairly narrow yield range, and until something pushes the economic data into a more definable trend, it looks like a lackluster period for fixed income lies ahead.

   As far as equities are concerned, our exposure to U.S. common stocks was 27.68% on December 31, 2004, little changed from the September 30 figure of 27.81%. At 27.68%, we are at about 74% of a full position (27.68%/37.5%).

   After being in the doldrums for much of the year, the Dow Jones Industrial Average/SM/ reversed course after the presidential election and finished the year up 3.1%. The post-election rally also provided the NASDAQ Composite(R) Index with an 8.6% gain for the year. The year's best major performer was the S&P 500(R) Index, which climbed 9%. Before the election, the Dow and the NASDAQ were lower for the year while the S&P was up only 1.7%.

   It appears that the market liked the election results. There was concern that if Kerry won, taxes would be raised -- and the market typically doesn't respond well to that scenario. The market did react favorably to Bush's tax cuts, particularly on dividends and capital gains. Also, there was a lot of uncertainty about the outcome of the election and the market doesn't like uncertainty. That is a likely reason why the market moved within a narrow range for most of the year. When the election results came in, the market rallied. In our opinion, the biggest single factor for the strong market in the last two months of the year was the president's re-election.

   At its December meeting the Fed, as expected, raised its target for the federal funds rate by 25 basis points (0.25%) to 2.25%. It was the fifth consecutive increase by that amount in 2004. When announcing its decision, the Fed reaffirmed its intention to increase rates at a "measured" pace and stated as before that "inflation and longer term inflation remain well contained."

   However, when the minutes of the Fed's December meeting were released later, it was disclosed that a number of Fed officials were concerned that slow growth in productivity, a weakening dollar, and high oil prices "could cause upside inflation risks." There was a quick and sustained market sell-off after the minutes were released. We believe that the market's weakness after the Fed report was an overreaction. That can happen frequently. In this case, it was not surprising that the Fed raised rates because the rate had been driven down so low and the economy had been coming along nicely. Recall that previously, the economy was not performing well for some time and the Fed probably overdid its cutting. When the economy rebounded, the Fed was slow in hiking rates and they may have been trying to make up for lost time. We consider the 2.25% rate still quite low. If it were to go to 3% or even 4%, we believe it would not necessarily be of great concern. Because of the run-up in some commodity prices over the last year or two, the Fed's fears on inflation make sense to us.

   The dollar declined for a third consecutive year in 2004, falling 7.1% against the euro to its lowest level since the euro's debut in 1999 and 4.3% against the yen to a five- year low. Despite the weakening dollar, the U.S. trade deficit expanded to a monthly record of $55.46 billion in October. For the first ten months, the trade gap reached $500.49 billion, topping the deficit for all of 2003.

   The weakness in the dollar is attributed in part to the trade deficit, but in the long run it will help restore a proper balance. More foreigners will buy our goods and we'll have to pay more to buy goods abroad, which will cut the demand. That is normally what happens. Another reason for the dollar's weakness is the fact that we are fighting a war in Iraq and a war on terror in general. Historically, wars tend to hurt the currency. Also, our interest rates have fallen quite low relative to those of some other countries and that's not good for the dollar either. To determine the effect of the weak currency on the market, we studied prior comparable dollar declines and found no consistent stock market reaction. It is hard to get a definite answer.

   The federal budget deficit also made news in the quarter. The Treasury Department reported that the government's monthly budget deficit in November rose to $57.88 billion from $42.97 billion a year earlier. Including October's deficit of about $57 billion, the U.S. is on track to threaten the $412 billion record set for its fiscal year ended September 30, 2004.

   We are not overly concerned about the federal deficit as long as the economy holds up. Tax cuts to aid the economy were a factor in expanding the deficit and they seem to have worked. It appears the economy is doing pretty well right now. If it continues to grow, the deficit should narrow. However a major factor in the deficit is the spending for the war. Any attempts to cut the deficit by raising taxes or cutting vital spending could be self-defeating for the economy.

   American corporations have been building their cash reserves at levels not approached since the 1950s or 60s. The Federal Reserve Board reported that non-financial corporations boosted their liquid assets by 20% to a record $1.3 trillion from the beginning of 2003 to June 2004. We think it is very bullish that companies are watching liquidity, which likely means their balance sheets are quite strong. Sooner or later companies have to do something with their cash. Microsoft, for example, paid out a huge dividend in 2004 and raised its regular dividend. We believe it's likely that other companies will follow suit, especially since the dividend tax went down. That could be good for shareholders and for stock prices.

   Last year was a peak year for dividends. Total dividend payments in 2004 came to a record $213.6 billion, topping the previous peak of $160.8 billion, according to Standard & Poor's. Companies reported 1,745 dividend increases last year, up 7.2% from 2003 and the highest figure for any year since 1998.

   In addition to increasing their dividends, corporations are expanding their stock buy-backs and that tends to be bullish too. Last year stock repurchase programs came to $233 billion compared to only $101 billion in 2003, according to Thomson Financial. Incidentally, the outstanding shares of some companies are not really shrinking because of the buybacks. For example, a company may buy back a million shares yet give out two million shares in stock options. Nonetheless, we view the buybacks as positive.

   A company with lots of cash usually finds it easier to take over another company. At the same time, some companies with lots of cash become sitting ducks, or targets themselves, because that cash looks so attractive. Mergers and acquisitions in the U.S. came to $875 billion last year, an increase of more than 50% from 2003. With more than $260 billion of transactions announced, December 2004 was the biggest M&A month since August 2000. We expect to see a pick-up in mergers and acquisitions this year and consider it a market positive.

   While American corporations are accumulating cash, U.S. households saved only 0.2% of their disposable income in October, down from 0.3% in September, according to the Commerce Department. Except for a statistical anomaly in October 2001, it was the lowest savings rate since the government began compiling this data in 1959. During the 1950s to 1980s, household savings averaged around 9%.

   We're not quite sure about the validity of the government's numbers. They seem too close to zero. However, we have seen evidence of a lot of consumer spending. With interest rates so low, they have taken out second mortgages or refinanced their homes. This has given them money to spend. However, it is difficult to say whether low savings are bullish or bearish. Consider Japan, where they have a huge savings rate and had it through the whole decade of the 1990s. Both the stock and real estate markets crashed. The Japanese consumer was reluctant to spend and some businesses stagnated. We don't have that problem here.

   Net inflows to U.S. equity mutual funds totaled $21.3 billion in November, the most since $23 billion last April, according to the Investment Company Institute. That was a factor in the strong year-end rally in the stock market. Some of the money being invested could have been triggered by the election result.

   Foreign investors are putting much less money into U.S. stocks. In the first ten months of 2004 they placed $746 billion into American securities, but less than one half of 1% went into stocks. This compares with foreign net buyers of $458 billion of U.S. securities in 2000, with 38% of that total going into stocks. Part of the reason foreigners are not buying is the weak dollar. If the market stays even and the dollar declines 10%, they would have a 10% loss. Incidentally, foreigners historically have tended to be wrong in timing their investments in our markets. They frequently have come into the market at the tops and sold at the bottoms.

   Meanwhile, American investors in foreign stocks set a record in 2004. Through the first eleven months of last year, more than $61 billion went into foreign stock funds, after withdrawals, according to the Investment Company Institute and Lipper. The previous peak was $49.8 billion in 2002. U.S. investments into foreign stock funds in the first eleven months of 2004 accounted for more than 35% of all investments in stock funds compared to just 15% in 2003. Here again the weak dollar is likely a major contributing factor to that trend. If an American invests in euro-dominated or yen-dominated stocks or mutual funds, they would benefit if the dollar continues to shrink.

   Last year saw the greatest number of initial public offerings (IPOs) since 2000. There were 240 IPOs in the U.S. in 2004, raising $48.12 billion, according to Thomson Financial. This compares with 85 companies entering the market in 2003, which raised only $15.77 billion. These are numbers to watch. The more new issues you have, the more money gets drained out of the market. On the other hand, as the market improves, more companies will usually come forward because it is easier to sell their stock. The time to be concerned is if there is an excessive number of IPOs or if they explode on the first day. We haven't yet seen the kind of "market froth" that occurred in, say, 1999, near the top of the market. So we are comfortable with the IPO level at this time, but it may get to a point where it becomes overdone and that would be a negative for us.

   Speculation seemed on the rise last year. Debit balances in margin accounts for customers of the New York Stock Exchange (NYSE) reached $196.99 billion in November, up nearly 14% from the close of 2003, the exchange reported. It was the second straight year of increasing margin debt levels. Ending a three-year decline, margin debt climbed nearly 29% in 2003. We think that a 14% increase is not that much to worry about. Margin debt doesn't seem excessive and is not a problem at this point, but it could become one.

   We do believe, however, that there is some cause for concern based on the most recent Investors Intelligence sentiment survey of market advisors. As the year ended, it reported that 62.1% of advisors are bullish, the highest percentage since late January of 1987, the year of the October stock market crash. However, the enthusiasm shown by investors and advisors does not appear to be shared by company insiders. Stock sales by company insiders totaled over $6 billion in November against purchases of only $130 million, according to Thomson Financial. That is not helpful because it adds to the supply of stock. Historically insiders tend to sell on strength and buy on weakness. Since the market has been more or less on the strong side, you might expect to see more selling so those lower numbers are somewhat worrisome.

   Based on estimated corporate earnings growth of 19% last year and projections of 10% growth for 2005, the S&P 500 Index currently trades at 17.9 times 2004 estimates and 16.5 times this year's projections, according to Thomson Financial. With interest rates so low, these earnings seem relatively satisfactory. However, it is difficult to know whether or not the market is overvalued. One thing is sure -- it's not like it was five years ago. In our opinion, valuations seem about right.

   As far as earnings are concerned we are going to see changes in the way they are computed. The Financial Accounting Standards Board announced that, effective July 1, 2005, publicly traded companies will have to treat stock options they give to employees as normal business expenses. This action has been long overdue because options really are expenses. Although some companies will report lower earnings, it doesn't change the economic realities of a company. It will be interesting to see how Wall Street will react to the revised figures.

   Wall Street will also be watching what happens to President Bush's plan to shift some Social Security money into private investment accounts. Should this bill come to pass, it would be enormously bullish in our opinion. It would resemble how the market was helped when individual retirement accounts (IRAs) were introduced and pension rules were changed around 1975, causing more money to enter the market. However, we don't know what the final version of the bill will be or even if it will be enacted.

   The White House has projected economic growth of 3.5% this year, against 4% in 2004. On an upbeat note, the Conference Board's monthly Consumer Confidence Index jumped to 102.3 in December from 92.6 in November, after four months of declines. The Institute for Supply Management put its monthly index of manufacturing at 58.6 in December against 57.8 in November -- another positive indicator. Yet at the same time, housing, a strong prop for the economy, seems to be losing momentum. The Commerce Department reported that housing starts dropped 13.1% in November, the steepest decline since a 9.7% dip in January 1994, and construction spending fell 0.4%, the first drop in 10 months.

   Since the economy is reasonably strong, we consider the White House's 3.5% projection for this year's growth realistic. That would indicate a fairly upbeat economy that is not overheated. We would much rather see the economy grow at 3.5% than at 5.5%. While it's too early to tell how the year will shape up, the economic indicators that we follow have been picking up steam over the last two months.

   In summary, as of this writing, the stock market's "tape action" itself is positive, although the year got off to a lukewarm start. As noted earlier, the election result was a positive, but the year-end rally seems to have already built it into the market. Other positives include lower taxes and more reasonable valuations. Interest rates are still relatively low and our monetary indicators are neutral. On the negative side, the Fed is still hiking rates. Although rates are still low, it is not great to see them going up. Our sentiment indicators are not very good right now. There just seems to be too much unwarranted optimism, and we can't lose sight of the fact that we are in a war and markets sometimes do poorly during wars. It is not clear whether inflation will pick up, but in our view, that is a real potential threat to the market. While it is a mixed bag, we are slightly positive on our outlook.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION


   In keeping with the Fund's investment policy guidelines, all of our bonds are U.S. Government and agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   Our leading stock market sectors as of December 31, 2004 included financials, consumer staples, health care, industrials, and energy. Although there were changes in allocation amounts, all of the above-mentioned sectors were in our previous quarterly listing. During the fourth quarter, we also added to our position in financials and trimmed our holdings in industrials.

   Our top individual stock holdings as of December 31, 2004 included Altria Group, AT&T, Bristol-Myers-Squibb, Wells Fargo, Merck, Sara Lee, National City, SBC Communications, Bank of America and Huntington Bancshares. Except for Altria Group, Bristol-Myers-Squibb, National City, SBC Communications, and Bank of America, all of these companies are new to our top holdings. There was no change in shares held in AT&T, but we added to our positions in Wells Fargo, Merck, Sara Lee and Huntington Bancshares.

   No longer among our top listings are Kerr-McGee, which we closed out, and Dow Chemical, Wachovia and Occidental Petroleum, in which we reduced our holdings, and Allstate, where the number of shares owned was unchanged.

              Sincerely,


                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC


 The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 7.

Glossary

   American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

   Basis Point (bp): One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

   Composite Index for Zweig Total Return Fund: A composite index consisting of 62.5% Lehman Brothers Government/Credit Bond Index and 37.5% S&P 500(R) Index.

   Conference Board's Consumer Confidence Index: A monthly measure of consumer confidence based on a representative sample of 5,000 U.S. households surveyed.

   Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

   Duration: A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

   Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

   Federal Reserve (the "Fed"): The central bank of the U.S., responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

   Financial Accounting Standards Board (FASB): The private sector organization that since 1973 establishes the financial accounting and reporting standards that govern the preparation of financial reports, and recognized as authoritative by the Securities and Exchange Commission and the American Institute of Certified Public Accountants.

   Gross domestic product (GDP): An important measure of U.S. economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

   Initial public offering (IPO): A company's first sale of stock to the public.

   Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

   Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

   Lehman Brothers Government/Credit Bond Index: Measures U.S. investment grade government and corporate debt securities. The index is calculated on a total return basis.

   NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

   S&P 500(R) Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                                    [CHART]
Sector Weightings December 31, 2004
as a percentage of total investments

U.S. Government Securities      51%
Financials                       6%
Consumer Staples                 5%
Health Care                      4%
Industrials                      3%
Energy                           3%
Consumer Discretionary           2%
Other                           26%

                       THE ZWEIG TOTAL RETURN FUND, INC.

Ten Largest Holdings at December 31, 2004 ( as a percentage of net assets)/(e)/

1. U.S. Treasury Bond 8.88%, 8/15/17.... 10.9%   6. U.S. Treasury Note 6%, 8/15/09..... 4.6%
2. U.S. Treasury Bond 9.25%, 2/15/16....  8.2%   7. Lehman CR-ABN AMRO VIII 3.20% Pfd.. 2.9%
3. U.S. Treasury Note 3.50%, 11/15/06...  7.7%   8. U.S. Treasury Bond 6.38%, 8/15/27.. 2.6%
4. U.S. Treasury Note 3%, 2/15/08.......  7.2%   9. U.S. Treasury Note 2%, 8/31/05..... 2.2%
5. Federal National Mortgage Association         10. U.S. Treasury Note 4.75%, 11/15/08 1.8%
 3.15%, 5/28/08.........................  5.0%

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                               December 31, 2004

                                                       Number of
                                                        Shares      Value
                                                       --------- ------------
  INVESTMENTS
  DOMESTIC COMMON STOCKS                        27.68%
  CONSUMER DISCRETIONARY -- 2.36%
     Fox Entertainment Group, Inc. Class A.........      59,000  $  1,844,340
     Home Depot, Inc...............................      47,000     2,008,780
     McDonald's Corp...............................     117,000     3,751,020
     Nike, Inc. Class B............................      30,000     2,720,700
     Viacom, Inc. Class B..........................      54,000     1,965,060
                                                                 ------------
                                                                   12,289,900
                                                                 ------------
  CONSUMER STAPLES -- 4.56%
     Altria Group, Inc./(d)/.......................      88,000     5,376,800
     Archer-Daniels-Midland Co.....................     159,000     3,547,290
     Costco Wholesale Corp.........................      48,000     2,323,680
     Kimberly-Clark Corp...........................      64,000     4,211,840
     Procter & Gamble Co...........................      64,000     3,525,120
     Sara Lee Corp.................................     199,000     4,803,860
                                                                 ------------
                                                                   23,788,590
                                                                 ------------
  ENERGY -- 2.54%
     Burlington Resources, Inc.....................      39,000     1,696,500
     ConocoPhillips................................      40,000     3,473,200
     Halliburton Co................................      73,000     2,864,520
     Occidental Petroleum Corp.....................      54,000     3,151,440
     Valero Energy Corp............................      46,000     2,088,400
                                                                 ------------
                                                                   13,274,060
                                                                 ------------
  FINANCIALS -- 6.30%
     Allstate Corp.................................      87,000     4,499,640
     Bank America Corp./(d)/.......................     100,000     4,699,000
     Capital One Financial.........................      18,000     1,515,780
     Huntington Bancshares, Inc....................     186,000     4,609,080
     Morgan Stanley................................      66,000     3,664,320

                       See notes to financial statements

                                                       Number of
                                                        Shares      Value
                                                       --------- ------------
        National City Corp.........................     127,000  $  4,768,850
        Wachovia Corp..............................      80,000     4,208,000
        Wells Fargo & Co...........................      79,000     4,909,850
                                                                 ------------
                                                                   32,874,520
                                                                 ------------
     HEALTH CARE -- 3.57%
        Amgen, Inc./(b)/...........................      25,000     1,603,750
        Bard (C.R.), Inc...........................      33,000     2,111,340
        Bristol-Myers Squibb Co....................     192,000     4,919,040
        Merck & Company, Inc.......................     150,000     4,821,000
        Pfizer, Inc................................     133,000     3,576,370
        UnitedHealth Group, Inc....................      18,000     1,584,540
                                                                 ------------
                                                                   18,616,040
                                                                 ------------
     INDUSTRIAL -- 3.09%
        Boeing Co. (The)...........................      56,000     2,899,120
        Deere & Co./(d)/...........................      44,000     3,273,600
        L-3 Communications Holdings, Inc...........      21,000     1,538,040
        Lockheed Martin Corp.......................      33,000     1,833,150
        Norfolk Southern Corp......................      66,000     2,388,540
        Paccar, Inc................................      35,000     2,816,800
        United Defense Industries, Inc./(b)/.......      29,000     1,370,250
                                                                 ------------
                                                                   16,119,500
                                                                 ------------
     INFORMATION TECHNOLOGY -- 1.31%
        Cisco Systems, Inc./(b)/...................      68,000     1,312,400
        Intel Corp.................................      88,000     2,058,320
        Microsoft Corp.............................      53,000     1,415,630
        Qualcomm, Inc..............................      50,000     2,120,000
                                                                 ------------
                                                                    6,906,350
                                                                 ------------
     MATERIALS -- 1.84%
        Alcoa, Inc.................................      33,000     1,036,860
        Dow Chemical/(d)/..........................      92,000     4,554,920
        Freeport McMoran Copper & Gold, Inc. Class B     34,000     1,299,820
        Georgia-Pacific Corp.......................      72,000     2,698,560
                                                                 ------------
                                                                    9,590,160
                                                                 ------------
     TELECOMMUNICATION SERVICES -- 2.11%
        AT&T Corp..................................     261,000     4,974,660
        MCI, Inc...................................      64,000     1,290,240
        SBC Communications, Inc....................     185,000     4,767,450
                                                                 ------------
                                                                   11,032,350
                                                                 ------------
            Total Domestic Common Stocks (Cost $124,160,297)      144,491,470
                                                                 ------------

                       See notes to financial statements

                                                         Number of
                                                          Shares       Value
                                                         ---------  ------------
  FOREIGN COMMON STOCKS/(c)/                      2.18%
  CONSUMER DISCRETIONARY -- 0.40%
     Honda Motor Co., Ltd. (Japan)/(d)/..............      80,000   $  2,084,800
                                                                    ------------
  HEALTH CARE -- 0.81%
     Angiotech Pharmaceuticals, Inc. (United
       States)/(b)/..................................      68,000      1,254,600
     Sanofi Aventis ADR (France).....................      74,000      2,963,700
                                                                    ------------
                                                                       4,218,300
                                                                    ------------
  INFORMATION TECHNOLOGY -- 0.97%
     Amdocs Ltd. (United States)/(b)/................      58,000      1,522,500
     Nokia OYJ ADR (Finland).........................     227,000      3,557,090
                                                                    ------------
                                                                       5,079,590
                                                                    ------------
         Total Foreign Common Stocks (Cost $9,951,588)......          11,382,690
                                                                    ------------
  PREFERRED STOCKS                                2.85%
  FINANCIALS -- 2.85%
     Lehman CR-ABN Amro VIII, 3.20% Pfd..............         149     14,900,000
                                                                    ------------
         Total Preferred Stocks (Cost $14,900,000)..........          14,900,000
                                                                    ------------
  U.S. GOVERNMENT SECURITIES                     46.24%
                                                            Par
                                                          (000's)
                                                         ---------
  U.S. TREASURY BONDS -- 21.70%
     U.S. Treasury Bond 6.38% 8/15/27................    $ 11,500     13,808,982
     U.S. Treasury Bond 8.88% 8/15/17................      40,000     56,684,360
     U.S. Treasury Bond 9.25% 2/15/16................      30,000     42,823,830
                                                                    ------------
                                                                     113,317,172
                                                                    ------------
  U.S. TREASURY NOTES -- 24.54%
     U.S. Treasury Note 2.00% 8/31/05................      11,250     11,206,058
     U.S. Treasury Note 3.00% 2/15/08................      38,000     37,689,768
     U.S. Treasury Note 3.50% 11/15/06...............      40,000     40,337,520
     U.S. Treasury Note 4.75% 11/15/08...............       9,000      9,426,447
     U.S. Treasury Note 5.00% 8/15/11................       5,000      5,322,850
     U.S. Treasury Note 6.00% 8/15/09................      21,900     24,153,313
                                                                    ------------
                                                                     128,135,956
                                                                    ------------
         Total U.S. Government Securities (Cost $235,031,108)        241,453,128
                                                                    ------------
  AGENCY NON-MORTGAGE BACKED SECURITIES           5.01%
     Federal National Mortgage Association 3.15%,
       5/28/08.......................................      26,570     26,200,518
                                                                    ------------
           (Cost $26,685,581).............................            26,200,518
                                                                    ------------
         Total Long Term Investments -- 83.96% (Cost
           $410,728,574)....................................         438,427,806
                                                                    ------------

                       See notes to financial statements

                                                              Par
                                                            (000's)         Value
                                                            -------   ------------
SHORT-TERM INVESTMENTS                          15.23%
U.S. Government Securities -- 4.78%
   U.S. Treasury Note 1.63%, 3/31/05 (Cost
     $24,954,750).......................................    $25,000   $ 24,960,950
Federal Agency Securities -- 4.99%
   Federal Home Loan Mortgage Corp. 1.875%,
     1/15/05 (Cost $25,991,053).........................     26,000     25,995,034
Commercial Paper -- 5.46%
   Rabobank USA Finance Corp. 2.17%, 1/3/05.............     20,000     19,998,922
   BNP Paribas North America, Inc. 2.28%, 2/1/05........      8,500      8,481,977
                                                                      ------------
       Total Commercial Paper (Cost $28,479,157)..............          28,480,899
                                                                      ------------
       Total Short-Term Investments (Cost $79,424,960)........          79,436,883
                                                                      ------------
       Total Investments (Cost $490,153,534) -- 99.19%........         517,864,689/(a)/
       Securities Sold Short (Proceeds $5,439,103) -- (1.20)%.          (6,260,330)
       Other Assets Less Liabilities -- 2.01%.................          10,496,299
                                                                      ------------
       Net Assets -- 100.00%..................................        $522,100,658
                                                                      ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $31,490,762 and gross depreciation of $6,767,142 for federal income tax purposes. At December 31, 2004 the aggregate cost of securities for federal income tax purposes was $493,141,069.
 (b) Non-income producing.
 (c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
 (d) Position, or portion thereof, with an aggregate market value of $13,582,100, has been segregated to collateralize securities sold short.
 (e) Table excludes short-term investments.

                                                      Number
                                                     of Shares      Value
                                                     --------- ----------
 SECURITIES SOLD SHORT
 DOMESTIC COMMON STOCKS                        1.20%
 CONSUMER DISCRETIONARY -- 0.63%
    Wendy's International, Inc...................      84,000   3,297,840
                                                               ----------
 HEALTH CARE -- 0.31%
    Thoratec Corp................................     152,000   1,583,840
                                                               ----------
 UTILITIES -- 0.26%
    Reliant Resources, Inc.......................     101,000   1,378,650
                                                               ----------
        Total Securities Sold Short (Proceeds $5,439,103)      $6,260,330/(f)/
                                                               ==========

--------
 (f) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $215,245 and gross depreciation of $1,036,472 for federal income tax purposes. At December 31, 2004, the aggregate proceeds of securities sold short for federal tax purposes was ($5,439,103).

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2004

   ASSETS
      Investments, at value (Identified cost $490,153,534)..... $517,864,689
      Foreign currency at value (Identified cost $7,294).......        7,573
      Cash.....................................................       67,240
      Deposits with broker for securities sold short...........    6,268,900
      Interest receivable......................................    4,416,806
      Dividends receivable.....................................      455,775
      Prepaid expenses.........................................       23,109
                                                                ------------
          Total Assets.........................................  529,104,092
                                                                ------------
   LIABILITIES
      Securities sold short, at value (Proceeds $5,439,103)....    6,260,330
      Accrued advisory fees (Note 4)...........................      309,121
      Accrued administration fees (Note 4).....................       57,408
      Accrued directors fees...................................       35,552
      Other accrued expenses...................................      341,023
                                                                ------------
          Total Liabilities....................................    7,003,434
                                                                ------------
   NET ASSETS                                                   $522,100,658
                                                                ============
   NET ASSET VALUE, PER SHARE
      ($522,100,658 / 92,891,488 shares outstanding -- Note 5). $       5.62
                                                                ============

   Net Assets consist of:
      Capital paid-in.......................................... $535,210,418
      Undistributed net investment income......................    1,811,178
      Accumulated net realized loss on investments.............  (41,811,145)
      Net unrealized appreciation on investments...............   27,711,434
      Net unrealized depreciation on securities sold short.....     (821,227)
                                                                ------------
                                                                $522,100,658
                                                                ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 2004

INVESTMENT INCOME
   Income
       Interest............................................................... $12,595,420
       Dividends (net of foreign withholding taxes of $43,781)................   5,337,933
                                                                               -----------
          Total Income........................................................  17,933,353
                                                                               -----------
   Expenses
       Investment advisory fees...............................................   3,652,785
       Professional fees......................................................     931,550
       Administrative fees....................................................     678,374
       Printing and postage expenses..........................................     541,933
       Transfer agent fees....................................................     294,171
       Directors' fees and expenses...........................................     240,462
       Custodian fees.........................................................      60,288
       Miscellaneous..........................................................     275,138
                                                                               -----------
          Expenses before dividends on short sales............................   6,674,701
          Dividends on short sales............................................     151,804
                                                                               -----------
            Net Expenses......................................................   6,826,505
                                                                               -----------
              Net Investment Income...........................................  11,106,848
                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments............................................................  14,941,571
       Foreign currency transactions..........................................     349,503
       Options written........................................................    (228,882)
       Short sales............................................................  (2,872,170)
   Net change in unrealized appreciation (depreciation) on:
       Investments............................................................   4,365,499
       Options written........................................................       8,682
       Foreign currency and foreign currency translations.....................        (818)
       Short sales............................................................     612,017
                                                                               -----------
          Net realized and unrealized gain....................................  17,175,402
                                                                               -----------
              Net increase in net assets resulting from operations............ $28,282,250
                                                                               ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year Ended    Year Ended
                                                                              12/31/2004    12/31/2003
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income................................................ $ 11,106,848  $  8,668,975
       Net realized gain (loss).............................................   12,190,022       259,524
       Net change in unrealized appreciation (depreciation).................    4,985,380    25,334,105
                                                                             ------------  ------------
          Net increase (decrease) in net assets resulting from
            operations......................................................   28,282,250    34,262,604
                                                                             ------------  ------------
   Dividends and distributions to shareholders from
       Net investment income................................................  (13,079,252)  (11,504,964)
       Net realized short-term gains........................................   (8,607,364)           --
       Tax return of capital................................................  (10,182,121)  (32,358,803)
                                                                             ------------  ------------
          Total dividends and distributions to shareholders.................  (31,868,737)  (43,863,767)
                                                                             ------------  ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in reinvestment
         of distributions resulting in issuance of common stock.............           --     2,524,990
                                                                             ------------  ------------
       Net increase in net assets derived from capital shares
         transactions.......................................................           --     2,524,990
                                                                             ------------  ------------
       Net decrease in net assets...........................................   (3,586,487)   (7,076,173)
NET ASSETS
   Beginning of year........................................................  525,687,145   532,763,318
                                                                             ------------  ------------
   End of year (including undistributed net investment income of
     $1,811,178 and $241,103, respectively)................................. $522,100,658  $525,687,145
                                                                             ============  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2004

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. ("the Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 ("the Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which, in determining value, utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

  D. Dividends and Distributions to Shareholders:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. As of December 31, 2004, the Fund increased undistributed net investment income by $3,542,479, increased the accumulated net realized loss by $6,234,325 and decreased capital paid in on shares of beneficial interest by $9,776,804.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments and Securities Sold Short) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   The Fund has $41,511,380 of capital loss carryovers, $36,736,454 expiring in 2010 and $4,774,926 expiring in 2011 which may be used to offset future capital gains. For the period ended December 31, 2004, the Fund utilized losses deferred in prior years of $9,821,672. The Fund may not realize the benefits of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions. For the year ended December 31, 2004, excess distributions to the extent of current year gains were $9,821,672. Short-term gain distributions reported in the Statements of Changes in Net Assets are reported as ordinary income for tax purposes.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Forward Currency Contracts:

   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

  G. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments and securities sold short, country of incorporation, actual building address, primary exchange on which the security is traded and country in which greatest percentage of company revenue is generated.

  H. Options:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Fund may purchase options, which are included in the Fund's Schedule of Investments and Securities Sold Short and subsequently marked-to-market to reflect the current value of the option.

When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

   Transactions in written options for the period ended December 31, 2004 were as follows:

                                                           Number of Premiums
                                                           Contracts Received
                                                           --------- --------
     Option contracts outstanding at December 31, 2003....    310    $ 50,218
     Option contracts written.............................     --          --
     Option contracts sold................................   (310)    (50,218)
     Option contracts exercised...........................     --          --
     Option contracts expired.............................     --          --
                                                             ----    --------
     Option contracts outstanding as of December 31, 2004.     --          --
                                                             ====    ========

   As of December 31, 2004, the Fund has no options outstanding.

  I. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. At December 31, 2004 the value of securities sold short amounted to $6,260,330 against which collateral of $19,851,000 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  J. Contractual Obligations:

   In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, in management's opinion, based on experience, the risk of material loss from such claims is remote.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities (excluding U.S. Government and agency securities, options, forward currency contracts and short-term securities) for the period ended December 31, 2004, aggregated the following:

                  Purchases..................... $165,279,621
                  Sales.........................  189,529,888
                  Short sales...................   33,777,901
                  Purchases to cover short sales   43,856,114

   Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2004, were as follows:

                             Purchases $197,535,547
                             Sales....  255,588,172

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

   a) Investment Advisory Fee: The Investment Advisory Agreement ("the Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the period ended December 31, 2004 the Fund incurred advisory fees of $3,652,785.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. Effective March 2, 2004, the Sub-Adviser assumed an expanded role in reviewing the Fund's investment portfolio and collaborating in the security selection process with the Adviser's portfolio management team. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX serves as the Fund's Administrator ("the Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagent's performance at a rate of 0.13% of the Fund's average daily net assets. During the period ended December 31, 2004, the Fund incurred Administration fees of $678,374.

   c) Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Brokerage Commissions: During the period ended December 31, 2004, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $0 in connection with portfolio transactions effected through them. PXP Securities Corp. charged $15,727 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At December 31, 2004, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 92,891,488 shares are outstanding.

   On April 8, 2004, the Board of Directors approved a new fixed distribution policy equal to ten percent (10%) of the net asset value to replace the Fund's variable distribution policy adopted in July 2003. That distribution policy consisted on an annual basis, of seven percent (7%) cash and three percent (3%) Fund common stock distribution. There were three distributions made under this plan with a total of 693,217 additional shares of common stock issued. The stock dividend gave shareholders additional shares in the Fund but it was a nontaxable distribution.

   At its meeting on August 10, 2004, The Zweig Total Return Fund Board of Directors approved a new annualized 10% fixed cash distribution policy. The new policy replaces the prior fixed distribution policy adopted on April 8, 2004. The new policy became effective with the distribution for the month ending August 31, 2004.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the year ended December 31, 2004 and the year ended December 31, 2003, 0 and 436,543 shares respectively, were issued pursuant to the Plan.

   On January 3, 2005, the Fund announced a distribution of $0.047 per share to shareholders of record on December 31, 2004. This distribution has an ex-dividend date of January 4, 2005 and is payable on January 10, 2005.

NOTE 6 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 7 -- FINANCIAL HIGHLIGHTS

   (Selected data for a share outstanding throughout each year)

                                                                    Year Ended December 31,
                                                     -----------------------------------------------------
                                                       2004       2003       2002        2001       2000
                                                     --------  --------   --------   --------     --------
Per Share Data
Net asset value, beginning of period................ $   5.70      5.81       6.63       7.48         7.89
                                                     --------  --------   --------   --------     --------
Income from investment operations
Net investment income...............................     0.12      0.09       0.15       0.18(3)      0.30
Net realized and unrealized gains (losses)..........      018      0.27      (0.35)     (0.32)(3)     0.02
                                                     --------  --------   --------   --------     --------
Total from investment operations....................     0.30      0.36      (0.20)     (0.14)        0.32
                                                     --------  --------   --------   --------     --------
Anti-dilutive effect of share repurchase program....       --        --         --         --         0.01
                                                     --------  --------   --------   --------     --------
Dividends and Distributions
Dividends from net investment income................    (0.14)    (0.12)     (0.17)     (0.22)       (0.30)
Distributions from net realized gains...............    (0.09)       --         --         --        (0.25)
Tax return of capital...............................    (0.11)    (0.35)     (0.45)     (0.49)       (0.19)
Dilutive effect of common stock distributions.......    (0.04)       --         --         --           --
                                                     --------  --------   --------   --------     --------
Total dividends and distributions...................    (0.38)    (0.47)     (0.62)     (0.71)       (0.74)
                                                     --------  --------   --------   --------     --------
   Net asset value, end of period................... $   5.62  $   5.70   $   5.81   $   6.63     $   7.48
                                                     ========  ========   ========   ========     ========
   Market value, end of period/(1)/................. $   5.35  $   5.01   $   5.49   $   7.05     $   6.57
                                                     ========  ========   ========   ========     ========
Total investment return/(2)/........................    14.89%    (0.40)%   (14.06)%    18.73%       12.64%
                                                     ========  ========   ========   ========     ========
Ratios/supplemental data:
Net assets, end of period (in thousands)............ $522,101  $525,687   $532,763   $601,655     $671,056
Ratio of expenses to average net assets.............
(excluding dividends on short sales)................     1.28%     1.03%      0.99%      1.04%        1.00%
Ratio of expenses to average net assets.............
(including dividends on short sales)................     1.31%     1.06%      0.99%      1.04%        1.00%
Ratio of net investment income to average net assets     2.13%     1.66%      2.37%      2.51%        3.87%
Portfolio turnover rate.............................     75.8%     94.1%      90.8%      86.3%       121.6%

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purchase of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)As required, effective January 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

         Decrease net investment income....................... $(.02)
         Increase net realized and unrealized gains and losses $ .02
         Decrease ratio of net investment income..............  (.23)%

NOTE 8 -- THE ZWEIG TOTAL RETURN FUND YEAR END RESULTS

                                 Total Return
                                 on Net Asset Net Asset    NYSE      Premium
                                    Value       Value   Share Price (Discount)
                                 ------------ --------- ----------- ----------
Year ended 12/31/2004...........      6.1%      $5.62    $ 5.3500      (4.8%)
Year ended 12/31/2003...........      7.1%       5.70      5.0100     (12.1%)
Year ended 12/31/2002...........     (3.3%)      5.81      5.4900      (5.5%)
Year ended 12/31/2001...........     (1.9%)      6.63      7.0500       6.3%
Year ended 12/31/2000...........      5.7%       7.48      6.5700     (12.2%)
Year ended 12/31/1999...........      3.9%       7.89      6.5000     (17.6%)
Year ended 12/31/1998...........      8.8%       8.43      8.8750       5.3%
Year ended 12/31/1997...........     14.6%       8.61      9.4375       9.6%
Year ended 12/31/1996...........      6.3%       8.29      8.0000      (3.5%)
Year ended 12/31/1995...........     17.7%       8.63      8.6250      (0.1%)
Year ended 12/31/1994...........     (1.9%)      8.11      8.0000      (1.4%)
Year ended 12/31/1993...........     10.7%       9.11     10.7500      18.0%
Year ended 12/31/1992...........      2.1%       9.06     10.0000      10.4%
Year ended 12/31/1991...........     20.1%       9.79     10.6250       8.5%
Year ended 12/31/1990...........      4.2%       9.02      8.6250      (4.4%)
Year ended 12/31/1989...........     14.9%       9.59      9.7500       1.7%
Inception 9/30/1988-12/31/1988..      1.1%       9.24      9.1250      (1.2%)

NOTE 9 -- PROXY VOTING PROCEDURES (Unaudited)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, free of charge, by calling "toll-free" 800-243-1574. These procedures and information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

NOTE 10 -- FORM N-Q INFORMATION (Unaudited)

   Effective the 3rd quarter 2004 the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Furthermore, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm.

NOTE 11 -- CERTIFICATION

   In accordance with the requirements of the Sarbanes-Oxley Act, the Fund's CEO and CFO have filed the required "Section 302" certifications with the SEC on Form N-CSR.

   In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

                      TAX INFORMATION NOTICE (Unaudited)

     For the fiscal year ended December 31, 2004, for federal income tax purposes, 19.1% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction for corporate shareholders.
     For the fiscal year ended December 31, 2004, the Fund hereby designates 20.9%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders.
     The actual percentage for the calendar year will be designated in the year-end tax statements.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCooper LLP
Boston, Massachusetts
February 17, 2005

                  SUPPLEMENTARY PROXY INFORMATION (Unaudited)

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 12, 2004. The meeting was held for the purposes electing three (3) nominees to the Board of Directors, to vote on a proposal regarding conversation to an open-end investment company to vote on a non-binding recommendation to reinstate the Fund's 10% cash distribution policy.

   The results of the above matters were as follows:

    Directors            Votes For  Votes Against Votes Withheld Abstentions
    ---------            ---------- ------------- -------------- -----------
    R. Keith Walton..... 27,354,490      N/A        2,102,194        N/A
    Alden C. Olson, Ph.D 27,410,584      N/A        2,046,100        N/A
    Daniel T. Geraci.... 27,384,060      N/A        2,072,624        N/A
    Philip Goldstein.... 16,373,870      N/A          689,586        N/A
    Arthur Lipson....... 16,026,122      N/A        1,037,334        N/A
    Elizabeth Tashjian.. 16,020,423      N/A        1,043,033        N/A

   Based on the foregoing, Daniel T. Geraci, Alden C. Olson, Ph.D., and R. Keith Walton were elected as Directors. The Fund's other Directors who continue in office are Charles H. Brunie, Wendy Luscombe and James B. Rogers, Jr.

   The proposal regarding conversion to an open-end investment company.

                      Votes For  Votes Against Abstentions
                      ---------  ------------- -----------
                      21,477,695  23,925,506    1,069,981

   The non-binding recommendation to reinstate the Fund's 10% cash distribution policy.

                      Votes For  Votes Against Abstentions
                      ---------  ------------- -----------
                      19,193,414  26,659,155     669,798

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                                        DISINTERESTED DIRECTORS

                                     Number of
                                    Portfolios
                                      in Fund
                     Term of Office   Complex
Name, Address, and   and Length of   Overseen                  Principal Occupation(s)
Date of Birth         Time Served   by Director    During Past 5 Years and Other Directorships Held
------------------   -------------- -----------    ------------------------------------------------
Charles H. Brunie...  Term: Until        2      Director of The Zweig Fund, Inc. (since 1998);
Brunie Associates     2006. Served              Chairman, Brunie Associates (investments) (since
600 Third Avenue,     since: 1988.              April 2001); Chairman, Oppenheimer Capital (1969 to
17th Floor                                      2000), Chairman (1980-1990); Chairman Emeritus,
New York, NY 10016                              Manhattan Institute (since 1990). Trustee, Milton and
DOB: 7/17/30                                    Rose D. Friedman Foundation for Vouchers (since
                                                1999). Trustee, Hudson Institute (since 2002). Trustee,
                                                American Spectator (since 2002). Chartered Financial
                                                Analyst (since 1969).

Wendy Luscombe......  Term: Until        2      Director of The Zweig Fund, Inc. (since 2002);
480 Churchtown Road   2005. Served              Principal, WKL Associates, Inc. (investment
Craryville, NY 12521  since: 2002.              management) (since 1994). Fellow, Royal Institution
DOB: 10/29/51                                   of Chartered Surveyors. Member, Chartered Institute
                                                of Arbitrators. Director, Endeavour Real Estate
                                                Securities, Ltd. REIT Mutual Fund (since 2000).
                                                Director, PXRE, Corp. (reinsurance) (since 1994).
                                                Member and Chairman of Management Oversight
                                                Committee, Deutsche Bank Real Estate Opportunities
                                                Fund (since 2003)

Alden C. Olson......  Term: Until        2      Director of The Zweig Fund, Inc. (since 1996);
2711 Ramparte Path    2007. Served              currently retired. Chartered Financial Analyst (since
Holt, MI 48842        since: 1996.              1964). Professor of Financial Management,
DOB: 5/10/28                                    Investments at Michigan State University (1959 to
                                                1990).

James B. Rogers, Jr.  Term: Until        2      Director of The Zweig Fund, Inc. (since 1986); Private
352 Riverside Drive   2006. Served              investor (since 1980). Chairman, Beeland Interests,
New York, NY 10025    since: 1988.              Inc. (investments and media) (since 1980). Regular
DOB: 10/19/42                                   Commentator on CNBC (1998). Author of "Investment
                                                Biker: On the Road with Jim Rogers" (1994).
                                                "Adventure Capitalist" (2003) and "Hot Commodities"
                                                (2004). Visiting Professor, Columbia University (1998).
                                                Columnist, WORTH Magazine (since 1995). Director,
                                                Emerging Markets Brewery Fund (1993-2002).
                                                Director, Levco Series Trust (since 1996).

                                        DISINTERESTED DIRECTORS

                                       Number of
                                      Portfolios
                                        in Fund
                     Term of Office     Complex
Name, Address, and    and Length of    Overseen                  Principal Occupation(s)
Date of Birth          Time Served    by Director    During Past 5 Years and Other Directorships Held
------------------   ---------------- -----------    ------------------------------------------------
R. Keith Walton..... Term: Until 2005      2      Director of the Zweig Fund, Inc. (since 2004).
15 Claremont Avenue  Served since:                Executive Vice President (since 2004), Secretary
New York, NY 10027   2004.                        (since 1996) of the University at Columbia University.
DOB: 9/28/64                                      Director (since 2002), Chair, Nominating Committee
                                                  (since 2002), Member, Executive Committee (since
                                                  2002), Chair, Audit Committee (since 2003), Apollo
                                                  Theater Foundation, Inc. Director, Orchestra of St.
                                                  Luke's (since 2000). Director, American Friends of the
                                                  Royal Court Theatre (since 2003). Member, Steering
                                                  Committee, Association for a Better New York (since
                                                  2001). Member, Education Committee of the Board,
                                                  Trinity School (since 2003). Nominating and
                                                  Governance Committee Board of Directors (since
                                                  2004), Member (since 1997), Council on Foreign
                                                  Relations. Member, Advisory Board, North General
                                                  Hospital (since 2002). Member, NY Advisory Board,
                                                  Enterprise Foundation (since 1999). Member, The
                                                  American Law Institute (since 1999). Member, Council
                                                  for the United States and Italy (since 1999). Member,
                                                  Century Association (since 2000).

                                          INTERESTED DIRECTORS

                     Term of Office,   Number of
                        Length of     Portfolios
                       Time Served      in Fund
                           and          Complex
Name, Address, and     Position(s)    Overseen by                Principal Occupation(s)
Date of Birth           with Fund      Director      During Past 5 Years and Other Directorships Held
------------------   ---------------- -----------    ------------------------------------------------
Daniel T. Geraci.... Term: Until           2      Director and President of the Zweig Fund, Inc. (since
10 Stonemeadow Drive 2007. Served                 2004). Executive Vice President, Asset Management,
Westwood, MA 02090   since: 2004.                 The Phoenix Companies, Inc. (wealth management)
DOB: 6/12/57         Director and                 (since 2003). President and Chief Executive Officer,
                     President                    Phoenix Investment Partners, Ltd. (since 2003).
                                                  President certain Funds within the Phoenix Fund
                                                  Complex (since December 2004). President and Chief
                                                  Executive Officer of North American investment
                                                  operations, Pioneer Investment Management USA,
                                                  Inc. (2001-2003). President of Private Wealth
                                                  Management Group (2000-2001), Executive Vice
                                                  President of Distribution and Marketing for Fidelity
                                                  Canada (1996-1998), Fidelity Investments.

                               OFFICERS WHO ARE NOT DIRECTORS

                     Position with
                     the Fund and
Name, Address and      Length of                    Principal Occupation(s)
Date of Birth         Time Served       During Past 5 Years and Other Directorships Held
-----------------    -------------- --------------------------------------------------------
Carlton Neel........ Executive Vice Executive Vice President of The Zweig Fund, Inc. (since
900 Third Avenue     President      2003); Senior Vice President and Portfolio Manager,
New York, NY 10022   since: 2003.   Phoenix/Zweig Advisers LLC (since 2003). Managing
DOB: 12/19/67                       Director and Co-Founder, Shelter Rock Capital
                                    Partners, LP (2002-2003). Senior Vice President and
                                    Portfolio Manager, Phoenix/Zweig Advisers LLC (1995-
                                    2002). Vice President, JP Morgan & Co. (1990-1995).

David Dickerson..... Senior Vice    Senior Vice President of The Zweig Fund, Inc. (since
900 Third Avenue     President      2003); Senior Vice President and Portfolio Manager,
New York, NY 10022   since: 2003.   Phoenix/Zweig Advisers LLC (since 2003). Managing
DOB: 12/27/67                       Director and Co-Founder, Shelter Rock Capital
                                    Partners, LP (2002-2003). Vice President and Portfolio
                                    Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Marc Baltuch........ Vice President Vice President of The Zweig Fund, Inc. (since 2004).
900 Third Avenue     since: 2004    President and Director of Watermark Securities, Inc.
New York, NY 10022                  (since 1991). Secretary of Phoenix-Zweig Trust (1989-
DOB: 9/23/45                        2003). Secretary of Phoenix-Euclid Market Neutral
                                    Fund (1998-2002). Assistant Secretary of Gotham
                                    Advisors, Inc. (since 1990). Chief Compliance Officer of
                                    the Zweig Companies (since 1989) and of the Phoenix
                                    mutual funds (since 2004).

Moshe Luchins....... Vice President Vice President of The Zweig Fund, Inc. (since 2004).
900 Third Avenue     since: 2004    Associate Counsel of the Zweig Companies (since
New York, NY 10022                  1996).
DOB: 12/22/71

Nancy Curtiss....... Treasurer      Treasurer of The Zweig Fund, Inc. (since 2003); Vice
56 Prospect Street   since: 2003.   President, Operations (since 2003); Vice President,
Hartford, CT 06115                  Fund Accounting (1994-2003) and Treasurer (1996-
DOB: 11/24/52                       2003), Phoenix Equity Planning Corporation. Treasurer,
                                    multiple funds in Phoenix Fund Complex (since 1994).

Matthew A. Swendiman Secretary      Secretary of The Zweig Fund, Inc. (since 2004).
One American Row     since: 2004    Counsel, Phoenix Life Insurance Company (since 2002).
Hartford, CT 06102                  Vice President, Counsel, Chief Legal Officer and
DOB: 4/5/73                         Secretary, certain of the funds within the Phoenix Fund
                                    Complex (since 2004). Assistant Vice President and
                                    Assistant Counsel, Conseco Capital Management (2000-
                                    2002).

                                KEY INFORMATION
1-800-272-2700 Zweig Shareholder Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Item 2. Code of Ethics.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of the instructions for completion of this Item

Item 3. Audit Committee Financial Expert.

The registrant does not have an audit committee financial expert at this time because none of the registrant's board of directors meets the technical definition of such an expert in form N-CSR. The audit committee of the board is in compliance with I) applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise", as determined by the board."

Item 4. Principal Accountant Fees and Services.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,000 for 2004 and $55,500 for 2003.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $1,000 for 2003. This represents the review of the semi annual report.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,450 for 2004 and $7,650 for 2003.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               The Zweig Total Return Fund, Inc. (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and no-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

     (e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  Not applicable for 2004 and 100% for 2003

                    (c)  100% for 2004 and 100% for 2003

                    (d)  Not applicable for 2004 and not applicable for 2003

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,877,791 and $256,389.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the Audit Committee are:
Charles H. Brunie, Wendy Luscombe, Prof. Alden C. Olson, James B. Rogers and
R. Keith Walton.

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

                               THE ZWEIG FUND, INC
                        THE ZWEIG TOTAL RETURN FUND, INC

                STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I. Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

     A.   "Adviser" refers to Phoenix/Zweig Advisers LLC.

     B. "Corporate Governance Matters" refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

     C. "Delegate" refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

     D. "Fund" shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

     E. "Management Matters" refers to stock option plans and other management compensation issues.

     F. "Portfolio Holding" refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

     G. "Proxy Contests" refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

     H.   "Social Issues" refers to social and environmental issues.

     I. "Takeover" refers to "hostile" or "friendly" efforts to effect radical change in the voting control of the board of directors of a company.

II. General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III. Factors to consider when voting.

     A. A Delegate may abstain from voting when it concludes that the effect on shareholders' economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

     B. In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels

     C. In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

     D. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer's state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or "conditioned" proxy proposals.

     E. In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     F. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     G. A Delegate shall generally vote against shareholder social matters proposals.

IV.  Delegation.

     A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

     B. The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

     C. With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures ("Subadviser Procedures") if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser's determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.   Conflicts of Interest

     A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

     B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

     C. The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund's shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

     D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.  Miscellaneous.

     A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

     B. The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

     C. The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

     D. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

     E. This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only applicable to closed-end funds for a fiscal year ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities by this closed-end management investment company and affiliated purchasers as defined by Rule 10b-18.

Item 10. Submission of Matters to a Vote of Security Holders.

     The Fund's Amended and Restated Bylaws, dated August 10th, 2004, contains an advance notice provision, which requires that the Fund be given advance notice of shareholder nominations for election to the Board of Directors. Any notice of shareholder nominations for election to the Board of Directors must be received at the Fund's principal executive offices not less than ninety (90) days nor more than one hundred and twenty (120) days before the date in the then current year corresponding to the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting for the Fund is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which notice or public announcement of the date of such meeting was given or made.

     The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the Fund's Amended and Restated Bylaws. Any such notice by a shareholder shall set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the capital stock of the Fund that are beneficially owned by such person and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a director of the Fund); and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Fund's books, of such shareholder, (B) the class and number of shares of the capital stock of the Fund which are beneficially and/or owned of record by such shareholder, (C) the nature of any such beneficial ownership of such stock, the beneficial ownership of any such stock held of record by such shareholder but beneficially owned by one or more other persons, and the length of time for which all such stock has been beneficially owned and/or owned of record by such shareholder, (D) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination(s) and (E) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such nomination(s). At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Fund that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee.

     No person shall be entitled to receive reimbursement from the Fund of the expenses of a solicitation of proxies for the election as a director of a person named in such notice unless such notice states that reimbursement will be sought from the Fund and the Board of Directors approves such reimbursement. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded for all purposes.

     Any shareholder that gives notice of such shareholder's intention to nominate an individual for election to the Board of Directors at a meeting of shareholders, shall also be required, in order for such nomination to be properly brought before such meeting, to deliver to the Secretary of the Fund, in the manner and within the time period required for delivery of such notice, a representation signed by such shareholder that such shareholder will attend the applicable meeting of shareholders and present for quorum purposes at the meeting all shares of capital stock (i) for which such shareholder has the power to vote or direct the vote as of the record date and (ii) for which such shareholder holds proxies as of the time and date of the meeting.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)  (2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)  (3)  Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The Zweig Total Return Fund, Inc.


By (Signature and Title)*   /s/ Daniel T. Geraci
                            ----------------------------------------------------
                            Daniel T. Geraci, President
                            (principal executive officer)

Date March 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Daniel T. Geraci
                            ----------------------------------------------------
                            Daniel T. Geraci, President
                            (principal executive officer)

Date March 11, 2005


By (Signature and Title)*   /s/ Nancy Curtiss
                            ----------------------------------------------------
                            Nancy Curtiss, Treasurer
                            (principal financial officer)

Date March 11, 2005

* Print the name and title of each signing officer under his or her signature.